Significant accounting judgments, estimates and assessments	12 Months Ended
Dec. 31, 2022
Significant Accounting Judgments Estimates And Assessments [Abstract]
Significant accounting judgments, estimates and assessments

4. Significant accounting judgments, estimates and assessments

The preparation of the consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets, liabilities and equity in the consolidated financial statements and the accompanying disclosures. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events. Uncertainty about these assumptions and the use of accounting estimates may not equal the actual results. This note provides an overview of the areas that involved a higher degree of judgment or complexity.

Revenue recognition—variable consideration

If the consideration in a contract includes a variable amount, the Group estimates the consideration to which the Group will be entitled in exchange for transferring goods to the customer. The Group’s expected discounts and payments for trade promotion activities are analyzed on a per customer basis. The Group estimates the consideration using either the expected value method or the most likely amount method, depending on which method better predicts the amount of consideration to which the Group will be entitled. The most likely amount method is used for contracts with a single contract sum, while the expected value method is used for contracts with more than one threshold due to the complexity and the activities agreed with the individual customer.

Management makes judgments when deciding whether trade promotion activities with a customer should be classified as a reduction to revenue or as a marketing expense. Generally, activities with the individual customer are accounted for as a reduction to revenue whereas costs related to broader marketing activities are classified as marketing expenses.

Valuation of loss carry-forwards

A deferred tax asset is only recognized for loss carry-forwards, for which it is probable that they can be utilized against future tax surpluses and against taxable temporary differences. The majority of the loss carry-forwards as at December 31, 2022 and 2021 are not recognized in the Group as these are not expected to be utilized in the foreseeable future. Refer to Note 12 Income tax for further details.

Leases—Determining the lease term of contracts with renewal and termination options—Group as lessee

In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated).

The majority of the extension options in properties and production equipment have not been included in the lease liability, primarily due to the fact that the Group could replace the assets without significant cost or business disruption. However, for five production plants, one which commenced during 2022 and four which commenced during 2021, extension options have been included in the lease term since the Group intends to make larger investments in the plants. The total lease terms for these production plants are between 10 and 40 years. No contracts were amended during 2022 for existing production plants. For two existing production plants, the contracts were amended during 2021 and additional extension options were included for a total lease term of 40 years.

The lease term is reassessed when it is decided that an option will be exercised (or not exercised) or the Group becomes obliged to exercise (or not exercise) it. The assessment of reasonable certainty is only revised if a significant event or a significant change in circumstances occurs, which affects this assessment, and that is within the control of the lessee. Refer to Note 16 Leases for further details.

Leases—Estimating the incremental borrowing rate

The Group cannot readily determine the interest rate implicit in the lease, therefore, it uses its incremental borrowing rate (“IBR”) to measure lease liabilities. The IBR is the rate of interest that the Group would have to pay to borrow over a similar term and, with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. The IBR therefore reflects what the Group “would have to pay,” which requires estimation when no observable rates are available (such as for subsidiaries that do not enter into financing transactions). The Group estimates the IBR using observable inputs (such as market interest rates) when available and is required to make certain entity-specific estimates (such as the subsidiary’s stand-alone credit rating).

Embedded leases

The Group has supplier contracts that have been reviewed in order to assess if the agreements contain embedded leases. There is judgment involved in assessing if an arrangement contains an embedded lease. The general rule is that an arrangement contains a lease if (1) there is an explicit or implicit identified asset in the contract, and (2) the customer controls use of the identified asset. For one supplier contract entered into during 2022, and two supplier contracts entered into during 2021, the Group has concluded that there are embedded leases. The lease liability for these embedded leases as of December 31, 2022 was approximately $10.5 million (2021: $10.0 million). For all other contracts and amendments, the Group has concluded that these agreements do not contain any embedded leases since it does not have the right to direct how and for what purpose the assets are used throughout the period of use.

Inventories

Inventories are valued at the lowest of cost and net realizable value. The cost of conversion of inventories includes a systematic allocation of fixed and variable production overheads. The allocation of fixed production overheads to the costs of conversion is based on the normal capacity of the production facilities. Normal capacity is the production expected to be achieved on average over a number of periods under normal circumstances, taking into account the loss of capacity resulting from planned maintenance. Management makes judgments and estimates when determining normal capacity and unallocated overheads are recognized as an expense in the period in which they are incurred.

For estimation of obsolescence, assumptions are required in relation to forecast sales volumes and inventory balances. In situations where excess inventory balances are identified, estimates of net realizable values for the excess volumes are made. For further detailed information on write-downs of inventories, refer to Note 19 Inventories.

Test of impairment of non-financial assets, including goodwill

In accordance with the accounting principle presented in Note 2 Summary of significant accounting policies the Group performs tests annually and if there are any indications of impairment to determine whether there is a need for impairment of goodwill. Other non-financial assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

The Group considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. At a few occasions towards the end of 2022 the market capitalization of the Group was in level or below the book value of its equity, indicating a potential impairment of goodwill and impairment of the non-financial assets of the cash-generating units ("CGUs"). In addition, the overall macroeconomic uncertainty around the world added to the indication of potential impairment. Based on this, Management decided, as of December 31, 2022, to perform impairment tests for all the three operating segments, not only for the CGU containing goodwill. At present, the Group only has goodwill allocated to the operating segment EMEA.

Recoverable amounts for cash generating units are established through the calculation of the value in use. The calculation of the value in use is based on estimated future cash flows. The Group has determined that long-term EBITDA margin, the discount rate and the long-term growth rate are the most significant assumptions in the impairment test. For further details on the test of impairment of goodwill refer to Note 14 Intangible assets and for the test of other non-financial assets refer to Note 15 Property, plant and equipment.

Share-based payments

The Group measures the cost of equity-settled transactions by reference to the fair value of the equity instruments at the date at which they are granted. The fair value is estimated using a model, which requires the determination of the appropriate inputs. The assumptions and models used for estimating the fair value of share-based payment transactions including sensitivity analysis are disclosed in Note 8 Share-based payments.

Assets held for sale

On December 30, 2022, Oatly, Inc., and its wholly owned subsidiary, Oatly US Operations & Supply Inc., entered into an asset purchase agreement with Ya YA Foods USA LLC (“YYF”), and parent Aseptic Beverage Holdings LP, to establish a strategic partnership pursuant to which Oatly, Inc. will sell its manufacturing facilities in Ogden, Utah and Dallas-Fort Worth, to YYF. Subject to the terms and conditions of the Asset Purchase Agreement, YYF will acquire a majority of the assets that are used in the operation of the manufacturing facilities in Ogden, Utah (the "Ogden Facility") and Dallas-Fort Worth, Texas (the "DFW Facility" and, together with the Ogden Facility, the "Facilities") and assume the obligations arising under the real property leases and certain contracts for and related to the Facilities. The Company will continue to own all intellectual property related to production of oat base, the Company’s principal, proprietary ingredient for all Oatly products, and the Company will continue to own and operate its own equipment, fixtures and supplies associated with its production of oat base at the Facilities. The criteria to be classified as held for sale at that date is considered to be met for the following reasons:

•
The assets subject to the Asset Purchase Agreement are available for immediate sale and can be sold to the buyer in their current condition.
•
The actions to complete the sale were initiated and expected to be completed within one year from the date of initial classification.
•
The Asset Purchase Agreement was signed on December 30, 2022.

Refer to Note 34 Non-current assets held for sale and Note 35 Events after the end of the reporting period for further details.